SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                             -----------------------



                                    FORM 8-K
                                AMENDMENT NO. 1
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                       ------------------------------------


                       THE TRACKER CORPORATION OF AMERICA
       (Exact name of registrant as specified in its governing instrument)



                 Delaware                                 86-0767918
      (STATE  OR  OTHER JURISDICTION                  (I.R.S. EMPLOYER
     OF INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)


                       180 DUNDAS STREET WEST, 15TH FLOOR
                        TORONTO, ONTARIO, CANADA  M5G 1Z8
                                 (416) 593-2604
       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)




                    INFORMATION TO BE INCLUDED IN THE REPORT

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ITEM  4:     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a) Hirsch Silberstein & Subelsky, P.C. resigned as the independent accountants for THE TRACKER CORPORATION OF AMERICA (the "Registrant") effective August 27, 1999.

In connection with the audits of the two fiscal years ended MARCH 31, 1998 AND 1999 and the subsequent interim period through August 27, 1999, there were no disagreements with Hirsch Silberstein & Subelsky, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement

The audit reports of Hirsch Silberstein & Subelsky, P.C. on the financial statements of the Registrant for the years ended March 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The Independent Auditor's Report stated that the Registrant's financial statements raised substantial doubt about any adjustments that might result from the outcome of this uncertainty. Please refer to the Registrant's Form 10-K for year ending MARCH 31, 1999.

The decision by Hirsch Silberstein & Subelsky, P.C. to resign was a result of one of its members, Ronald N. Silberstein, leaving the firm to become Ajay
Sports, Inc.'s Chief Financial Officer and Chief Administrative Officer. Following Mr. Silberstein's departure, the Registrant has been advised that the firm will concentrate its practice of providing accounting related services to individuals and privately held businesses.

(b) On August 27, 1999, the Registrant engaged the accounting firm of J.L. Stephan Co., P.C. to act as its independent accounting firm, as successor to Hirsch Silberstein & Subelsky, P.C. The Registrant has not consulted J.L. Stephan Co., P.C. regarding any accounting principles or disagreements with its former independent accountants.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  and  (b)     Financial  Statements

          None

(c)     Exhibits

16.3 Letter from Hirsch Silberstein & Subelsky, P.C. dated September 3, 1999, addressed to the Securities and Exchange Commission. Filed Herewith

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     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October  12,  1999

                                          THE  TRACKER  CORPORATION  OF  AMERICA


                                          BY /s/ BRUCE I. LEWIS
                                             -----------------------------------
                                             BRUCE I. LEWIS
                                             CHIEF EXECUTIVE OFFICER

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